Exhibit 10.1.a

October 6, 2005

Great Plains Energy Incorporated
1201 Walnut
Kansas City, Missouri 64141
Attn: Michael W. Cline, Treasurer

Re: First Amendment to Credit Agreement

Dear Ladies/Gentlemen:

          Please refer to the Credit Agreement dated as of December 15, 2004 (the "Credit Agreement") among Great Plains Energy Incorporated (the "Borrower"), various financial institutions and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

          At the request of the Borrower, the Required Lenders agree that (a) clause (xviii) of Section 6.12 of the Credit Agreement is deleted in its entirety and (b) the following new clauses (xviii) and (xix) are added to such Section 6.12 in proper numerical sequence:

(xviii) Liens on Property of KCPL arising in connection with utility co-ownership, co-operating and similar agreements that are consistent with past practice or otherwise customary for the ownership and operation of Property for the utilities business.

(xix) Liens which would otherwise not be permitted by clauses (i) through (xviii) securing additional Indebtedness of the Borrower or a Significant Subsidiary (other than a Project Finance Subsidiary); provided that after giving effect thereto the aggregate unpaid principal amount of Indebtedness (including Capitalized Lease Obligations) of the Borrower and its Significant Subsidiaries (other than any Project Finance Subsidiary) (including prepayment premiums and penalties) secured by Liens permitted by this clause (xix) shall not exceed the greater of (a) $50,000,000 and (b) 10% of Consolidated Tangible Net Worth.

          This letter amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same letter amendment. This letter amendment shall become effective when the Administrative Agent has received (by facsimile or otherwise) counterparts hereof executed by the Borrower and the Required Lenders.

          This letter amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to Federal laws applicable to national banks.

          The Borrower represents and warrants to the Administrative Agent and the Lenders, at the time of effectiveness hereof, that (a) the representations and warranties contained in Article V of the Credit Agreement are true and correct (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date) and (b) no Default or Unmatured Default exists.

          Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness hereof, all references in the Credit Agreement to "Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:     /s/Mike DeForge
Title:  Vice President

BANK OF AMERICA, N.A., as Syndication Agent
and as a Lender

By:     /s/Michelle A. Schoenfeld
Title:  Senior Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH, as Co-Documentation Agent and as a Lender

By:     /s/Tsuguyuki Umene
Title:  Deputy General Manager

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Co-Documentation Agent
and as a Lender

By:     /s/Allison Newman
               Allison Newman
Title:  Vice President

BNP PARIBAS, as Co-Documentation Agent
and as a Lender

By:     /s/Francis DeLaney
               Francis DeLaney
Title:  Managing Director

By:     /s/Mark Renaud
               Mark Renaud
Title:   Managing Director

THE BANK OF NEW YORK

By:     /s/Daniel Csillag
              Daniel Csillag
Title:  Vice President

KEYBANK NATIONAL ASSOCIATION

By:     /s/Keven D. Smith
Title:  Vice President

THE BANK OF NOVA SCOTIA

By:     /s/Thane A. Rattew
               Thane A. Rattew
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION

By:     /s/Martin Nay
Title:  Martin Nay, Vice President

MERRILL LYNCH BANK USA

By:     /s/Louis Alder
Title:  Louis Alder, Director

MORGAN STANLEY BANK

By:     ________________________________
Title:  ________________________________

MIZUHO CORPORATE BANK, LTD.

By:     /s/Raymond Ventura
Title:  Deputy General Manager

UMB BANK, N.A.

By:     /s/Robert P. Elbert
               Robert P. Elbert
Title:  Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By:     /s/Thomas A. Majeski
Title:  Vice President

BANK MIDWEST, N.A.

By:     /s/Brian Bower
Title:  Vice President

UFJ BANK LIMITED

By:     ________________________________
Title:  ________________________________

Acknowledged and Agreed:

GREAT PLAINS ENERGY INCORPORATED

By: Name: Title:	/s/Michael W. Cline Michael W. Cline Treasurer